UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 6, 2011

Liberty Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112
(Address of Principal Executive Office)

(303) 220-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.

On September 6, 2011, UPC Broadband Holding BV (UPC Broadband Holding), a subsidiary of Liberty Global, Inc., entered into a new additional facility accession agreement (the Additional Facility AA3 Accession Agreement) under UPC Broadband Holding's senior secured bank facility (as amended, the UPC Broadband Holding Bank Facility). Pursuant to the Additional Facility AA3 Accession Agreement, the existing Facility AA under the UPC Broadband Holding Bank Facility was increased by certain lenders (the Facility AA3 Lenders) in an aggregate principal amount of €200.0 million ($282.0 million at the transaction date) (Facility AA3). Certain of the Facility AA3 Lenders rolled all or part of their existing commitments under Facility W into the new Facility AA3 in an aggregate amount of €125.0 million ($176.2 million at the transaction date). Certain other Facility AA3 Lenders committed new funds to Facility AA3 in an aggregate amount of €75.0 million ($105.7 million at the transaction date).  UPC Broadband Operations B.V., a direct subsidiary of UPC Broadband Holding, was the initial lender under the Additional Facility AA3 Accession Agreement and novated its Facility AA3 commitment to the Facility AA3 Lenders. The final maturity date for Facility AA3 will be July 31, 2016. A commitment fee of 1.30% per year of the undrawn uncancelled portion of the total Facility AA3 commitment is payable quarterly in arrears.  Facility AA3 will bear interest at a rate of EURIBOR plus 3.25%.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.         Name

4.1
Additional Facility AA3 Accession Agreement, dated September 6, 2011, among UPC Financing Partnership, as Borrower, UPC Broadband Holding B.V., The Bank of Nova Scotia, as Facility Agent and Security Agent, and UPC Broadband Operations B.V., as an Additional Facility AA3 Lender, under the senior secured credit agreement originally dated January 16, 2004, as amended and restated from time to time among UPC Broadband Holding B.V., the guarantors as defined therein, the Facility Agent and the Security Agent and the bank and financial institutions acceding thereto from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: September 6, 2011

Exhibit Index

Exhibit No.	Name

4.1
Additional Facility AA3 Accession Agreement, dated September 6, 2011, among UPC Financing Partnership, as Borrower, UPC Broadband Holding B.V., The Bank of Nova Scotia, as Facility Agent and Security Agent, and UPC Broadband Operations B.V., as an Additional Facility AA3 Lender, under the senior secured credit agreement originally dated January 16, 2004, as amended and restated from time to time among UPC Broadband Holding B.V., the guarantors as defined therein, the Facility Agent and the Security Agent and the bank and financial institutions acceding thereto from time to time.